Filed October 26, 2005


Leonard M. Shulman - Bar No. 126349
Mark Bradshaw - Bar No. 192540
SHULMAN HODGES & BASTIAN LLP
26632 Towne Centre Drive, Suite 300
Foothill Ranch, California 92610-2808
Telephone:      (949) 340-3400
Facsimile:      (949) 340-3000

General Counsel for the Debtor and Debtor in Possession
Composite Technology Corporation, a Nevada corporation

                         UNITED STATES BANKRUPTCY COURT
               CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION


In re                                    Case No.  SA 05-13107 JR

COMPOSITE TECHNOLOGY CORPORATION,        Chapter  11
a Nevada corporation,

                                         STIPULATION RESOLVING CLAIM
                                         ASSERTED BY FRANK BISHOP
Debtor. (CLAIM NOS. 37 AND 134) AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON

                                         Date:    November 1, 2005
                                         Time:    2:30 P.M.
                                         Place:   Courtroom 5A
                                                  Ronald Reagan Federal Building
                                                  and United States Courthouse
                                                  411 West Fourth Street
                                                  Santa Ana, California 92701

---------------------------------------


         TO THE HONORABLE JOHN E. RYAN, UNITED STATES BANKRUPTCY JUDGE:

      Composite Technology Corporation, a Nevada corporation ("Debtor") and Frank Bishop, hereby agree and stipulate based on the following recitals.

////


////

////

                                    RECITALS

      A. The Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code on May 5, 2005 (the "Petition Date"). The Debtor is continuing in the operation and management of its business pursuant to Bankruptcy Code Sections 1107 and 1108.

      B. On July 18, 2005, the Court entered an order approving the Debtor's Fourth Amended Disclosure Statement Describing Third Amended Chapter 11 Plan of Reorganization. The hearing on confirmation of the Debtor's Third Amended Chapter 11 Plan of Reorganization Plan ("Plan") is currently scheduled for October 24, 2005.

      C. On or about July 8, 2005, Frank Bishop ("Bishop") filed an alleged secured claim in this case in the amount of $9,356.25 which was assigned Claim No. 37 by the Court ("Claim No. 37"), a true and correct copy of which is is attached hereto as Exhibit 37.

      D. The Debtor has disputed Claim No. 37 on the basis that it appears to be a duplicate of and superseded by Claim No. 134 filed by Bishop on or about August 8, 2005 in the amount of $9,356.25 ("Claim No. 134), a true and correct copy of which is attached hereto as Exhibit 134.

      E. On September 28, 2005, the Debtor filed its Motion Objecting to Claim Nos. 37 and 134 Filed by Frank Bishop ("Objection") which is scheduled for hearing on November 1, 2005 at 2:30 P.M.

      F. In the Objection, the Debtor has requested that Claim No. 37 be disallowed in its entirety as duplicate claim that has been superseded by Claim No. 134 and that Claim No. 134 be disallowed in its entirety based on its lack of evidence, lack of benefit of the alleged services performed and lack of merit.

      G. In order to eliminate the need for costly litigation of the Claim No. 37 and Claim No. 134 (collectively the "Bishop Claims"), the Debtor and Bishop desire to settle and resolve any and all disputes, claims, actions, causes of action, demands and damages regarding the Bishop Claims.

      AGREEMENT

      WHEREFORE, the Debtor and Bishop (collectively the "Parties") agree that it is in their mutual best interests to resolve any and all potential disputes regarding the Bishop Claims, in consideration of the promises, the mutual obligations and undertakings set forth hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto agree as follows:

      1. Recitals. The recitals set forth above are incorporated herein to describe the context in which this Agreement is made, and to provide information respecting the Parties' disputes and transactions and litigation, including by an illustrative but not complete description of events and allegations that reflect the divergent positions of the Parties hereto in the foregoing matters. Neither the recitals, nor any other provisions of this Agreement, are or should be construed or interpreted to be concessions, admissions, or used as evidence for any purpose either for or against the interest of any of the Parties hereto, consistent with Evidence Code Section 1152

      2. Allowance and Payment of Claim. Claim No. 37 shall be disallowed in its entirety as duplicate claim that has been superseded by Claim No. 134, and Claim No. 134 shall allowed as a nonpriority general unsecured claim in the reduced amount of $4,678.13 ("Allowed Claim"). The Allowed Claim shall be paid in accordance with the treatment of other nonpriority general unsecured claims as provided in the Plan..

      3. Representations or Warranties Relating to the Bishop Claims. Bishop represents that it he is the owner of the Bishop Claims and has not previously assigned or transferred to any other person his rights in the Bishop Claims.

      4. Waiver of Claims Against the Estate. Except for as provided by this Agreement, Bishop waives any and all claims against the Estate, including the Bishop Claims, any other filed proofs of claim or informal claims, and agrees that he is not entitled to share in any distribution from the Estate other than as provided by this Agreement.

      5. Reliance. Except as set forth herein, the Parties hereto acknowledge that they have relied solely upon their own judgment, belief and knowledge of the existence, nature and extent of each claim, demand, or cause of action that each party may have against the other, and that each such party has not been influenced to any extent in entering into this Agreement by any representation or statement regarding any such claim, demand or cause of action made by any other party hereto.

      6. Attorneys' Fees and Costs. All Parties hereto shall bear their own attorneys' fees, expenses, and costs incurred in connection with the disputes between the Parties hereto and in the preparation of this Agreement. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.

      7. Execution of Additional Documents. The Parties agree that they will execute any and all additional documents and take all additional steps which may be necessary or convenient to consummate this settlement and accomplish the purposes thereof.

      8. Integration of Entire Agreement. This Agreement contains the entire agreement of the Parties, and no representations, warranties, inducements or promises not included herein by express provision or contained in a document or instrument identified herein and executed contemporaneously herewith shall be binding on any party hereto.

      9. Provisions Severable. It is the belief of the parties that this Agreement does not contain any provision contrary to law. However, if any provision of this Agreement, or portion thereof, shall be determined to be illegal, invalid, or unenforceable, that provision (or portion thereof) shall be severed and the remaining parts shall be valid and enforceable, so long as the remaining parts continue to fulfill the original intent of the parties and there is no material failure of consideration.

      10. Authority to Sign. Each individual executing this Agreement on behalf of a corporation, partnership or other entity represents that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, partnership or entity and agrees to deliver evidence of his or her authority and power if requested by the other party.

      11. Bankruptcy Court Approval. This Agreement is subject to approval by the United States Bankruptcy Court, Central District of California, Santa Ana Division and entry of a Final Order and termination of any appeals related thereto in the Debtor's bankruptcy case. In the event the Bankruptcy Court does not approve this Agreement, all claims will be restored as originally asserted by and between the Parties, subject to any and all defenses and counter-claims held by the Parties.

      12. Counterparts. This Agreement may be executed in any number of original, fax or copied counterparts, and all counterparts shall be considered together as one agreement. A faxed or copied counterpart shall have the same force and effect as an original signed counterpart. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine, as a defense to the formation of a contract.

      13. Binding. This Stipulation shall be binding on the Parties hereto when each such Party has executed at least one counterpart.

      14. Ownership of Claims. Each of the Parties to this agreement expressly warrants and represents that it is the sole and lawful owner of all right, title and interest in and to every claim and other matter which it purports to release herein, and it has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released.

      15. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective Parties and their heirs, executors, administrators, agents, representatives, successors and assigns.

      16. Governing Law. This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and where state law is implicated, the laws of the State of California shall govern.

      17. Jurisdiction of the Bankruptcy Court. Should any dispute arise regarding this Agreement, the United States Bankruptcy Court for the Central District of California, Santa Ana Division shall have exclusive jurisdiction to determine the same.

      18. Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

      19. Hearing on Objection Taken Off Calendar. The hearing on the Debtor's Objection to the Bishop Claims scheduled for November 1, 2005 at 2:30 P.M. shall be taken off calendar.

Dated: October 26, 2005
                               -------------------------------------------
                               Frank Bishop

Dated: October 26, 2005        COMPOSITE TECHNOLOGY CORPORATION, a Nevada
                               corporation


                               -------------------------------------------
                               Benton H Wilcoxon,
                               Chief Executive Officer

APPROVED AS TO FORM.


Dated: October 26, 2005        SHULMAN HODGES & BASTIAN LLP


                               -------------------------------------------
                               Leonard M. Shulman
                               Mark Bradshaw
                               Attorneys for the Debtor and Debtor in Possession Composite Technology Corporation

                                      ORDER

      IT IS SO ORDERED.


Dated:
                               -------------------------------------------
                               JOHN E. RYAN
                               UNITED STATES BANKRUPTCY JUDGE

                               PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE


I am employed in the City of Foothill Ranch, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 26632 Towne Centre, Suite 300, Foothill Ranch, California 92610.

On October ____, 2005, I served the documents named below on the parties as follows:

DOCUMENT(S) SERVED:     STIPULATION RESOLVING CLAIMS ASSERTED BY FRANK BISHOP
                        (CLAIM NOS. 37 AND 134) AND TAKING HEARING ON CLAIM
                        OBJECTION MOTION
                        OFF CALENDAR; AND ORDER THEREON

SERVED UPON:            SEE THE ATTACHED SERVICE LIST

|_| (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Foothill Ranch, California. I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

|_| (BY FACSIMILE) Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list. The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error.

|_| (BY FEDERAL EXPRESS OR OVERNITE EXPRESS) I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by such overnight delivery company for overnight delivery.

|_| (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by ASAP Corporate Service to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

|_| (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

|_| (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on October ____, 2005, at Foothill Ranch, California.


                                    -----------------------------------------
                                    Lorre E. Clapp

                                 SERVICE LIST

Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Claimant
--------
Frank Bishop
5720 MacIntosh Loop
Haymarket, VA 20169-2659f

--------------------------------------------------------------------------------
In re                      (SHORT TITLE)                CHAPTER 11 CASE NUMBER:


COMPOSITE TECHNOLOGY CORPORATION,                       SA 05-13107 JR
a Nevada corporation,

Debtor.
--------------------------------------------------------------------------------

                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:


1.    You are hereby notified, pursuant to Local Bankruptcy Rule
      9021-1(a)(1)(E), that a judgment or order entitled (specify):


      STIPULATION RESOLVING CLAIMS ASSERTED BY FRANK BISHOP (CLAIM NOS. 37 AND
      134) AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON


      was entered on (specify date): __________________________.


2. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date): __________________________.


Dated:                                 JON D. CERETTO
                                       CLERK OF THE BANKRUPTCY COURT


                                       By: ____________________________________
                                                       Deputy Clerk

--------------------------------------------------------------------------------

                                  SERVICE LIST


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Debtor
------------------------
Mark Bradshaw, Esq.
Shulman Hodges & Bastian LLP
26632 Towne Center Drive Suite 300
Foothill Ranch, CA 92610


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Claimant
--------
Frank Bishop
5720 MacIntosh Loop
Haymarket, VA 20169-2659f

*